UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 14, 2004

Voxware, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-021403	36-3934824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lawrenceville Office Park, 168 Franklin Corner Road, Lawrenceville, New Jersey	08648
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 514-4100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The registrant’s press release dated October 14, 2004, relating to the registrant’s fiscal 2004 financial results, organizational restructuring and Annual Meeting of Stockholders, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description of Exhibit
99	Press Release dated October 14, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VOXWARE, INC.

Dated: October 14, 2004	By:	/s/ Thomas J. Drury, Jr.
	Name:	Thomas J. Drury, Jr.
	Title:	President and Chief Executive Officer